AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 4, 2005
                                                   REGISTRATION NO. 333-[  ]
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ----------------------------------------------------
                                     FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

              ----------------------------------------------------

                            NUVEEN INVESTMENTS, INC.

             (Exact name of Registrant as specified in its charter)

          DELAWARE                                   36-3817266
      (State or other                             (I.R.S. Employer
      jurisdiction of                           Identification Number)
      incorporation or
       organization)

                              333 WEST WACKER DRIVE
                                CHICAGO, IL 60606
                                 (312) 917-7700
         (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                             ALAN G. BERKSHIRE, ESQ.
                    SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                            NUVEEN INVESTMENTS, INC.
                              333 WEST WACKER DRIVE
                                CHICAGO, IL 60606
                                 (312) 917-7700
            (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent For Service)


--------------------------------------------------------------------------------
                                 WITH COPIES TO:
     Kenneth F. Spence, III, Esq.                   Craig M. Wasserman, Esq.
Senior Vice President and General Counsel       Wachtell, Lipton, Rosen & Katz
 The St. Paul Travelers Companies, Inc.                51 West 52nd Street
        385 Washington Street                      New York, New York 10019-6150
      St. Paul, Minnesota 55102                         (212) 403-1000
           (651) 310-7911

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: From time to time after this registration statement becomes effective.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: |_|

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: | |

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: |X| REGISTRATION NO. 333-123101

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering: |_|

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: |_|

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [_]

                     CALCULATION OF REGISTRATION FEE CHART
==================== =============== ============ ================ =============
TITLE OF EACH CLASS     AMOUNT TO      PROPOSED       PROPOSED        AMOUNT OF
OF SECURITIES TO           BE          MAXIMUM        MAXIMUM       REGISTRATION
BE REGISTERED          REGISTERED      OFFERING       AGGREGATE         FEE
                                        PRICE         OFFERING
                                         PER           PRICE(2)
                                       SECURITY(1)
-------------------- --------------- ------------ ---------------- -------------
Class A Common
Stock, $0.01 par
value (offered by
the Selling             81,510
Stockholder).....       shares          $37.725     $3,074,964.75     $361.92
-------------------- --------------- ------------ ---------------- -------------

(1) Estimated solely for purposes of calculating the registration fee pursuant to 457(c) of the Securities Act of 1933, as amended, based on $37.725, the average of the high and low prices of Nuveen Class A common stock quoted on New York Stock Exchange July 29, 2005.
(2) Estimated solely for purposes of calculating the registration fee pursuant to 457(c) of the Securities Act of 1933, as amended, based on the proposed maximum offering price per security and the number of shares of Nuveen Class A common stock being registered.



================================================================================

                                EXPLANATORY NOTE

         This Registration Statement is being filed pursuant to Rule 462(b) as promulgated under the Securities Act of 1933, as amended. The contents of Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-123101), including the exhibits thereto, filed by Nuveen Investments, Inc. with the Securities and Exchange Commission (the "Commission") on March 18, 2005, which was declared effective by the Commission on March 18, 2005, is incorporated by reference herein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, State of Illinois, on August 4, 2005.

                                  NUVEEN INVESTMENTS, INC.


                                  By:/s/      Margaret E. Wilson
                                     -------------------------------------------
                                              Margaret E. Wilson
                                        Senior Vice President, Finance
                                   (Principal Financial and Accounting Officer)


                                POWER OF ATTORNEY

     We, the undersigned officers and directors of Nuveen Investments, Inc., hereby severally and individually constitute and appoint John P. Amboian, Alan
G. Berkshire and Margaret E. Wilson, and each of them severally, the true and lawful attorneys and agents of each of us to execute in the name, place and stead of each of us (individually and in any capacity stated below) any and all amendments to this registration statement on Form S-3 (including post-effective amendments thereto pursuant to Rule 462(b))and all instruments necessary or advisable in connection therewith and to file the same with the Securities and Exchange Commission, each of said attorneys and agents to have the power to act with or without the others and to have full power and authority to do and perform in the name and on behalf of each of the undersigned every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any of the undersigned might or could do in person, and we hereby ratify and confirm our signatures as they may be signed by our said attorneys and agents or each of them to any and all such amendments and instruments.

                                    * * * * *

     Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities indicated as of August 4, 2005.

                  Signature                           Title
                  ---------                           -----
                     *                                Chairman, Chief Executive
---------------------------------------------         Officer and Director
           Timothy R. Schwertfeger

                     *                                President and Director
---------------------------------------------
              John P. Amboian

                     *                                Director
---------------------------------------------
               Jay S. Benet

                     *                                Director
---------------------------------------------
              Willard L. Boyd

                     *                                Director
---------------------------------------------
               John L. Carl

                     *                                Director
---------------------------------------------
             W. John Driscoll

                     *                                Director
---------------------------------------------
              Jay S. Fishman

                     *                                Director
---------------------------------------------
             William H. Heyman

                     *                                Director
---------------------------------------------
             Duane R. Kullberg

                     *                                Director
---------------------------------------------
              Samuel G. Liss

                     *                                Director
---------------------------------------------
            Roderick A. Palmore

                                                 Senior Vice President, Finance
/s/         Margaret E. Wilson                     (Principal Financial and
---------------------------------------------          Accounting Officer)
            Margaret E. Wilson


* By: /s/Alan G. Berkshire
      ---------------------
        Alan G. Berkshire
        Attorney-in-fact

                                INDEX TO EXHIBITS

 EXHIBIT NO.                              DESCRIPTION
 ----------   ------------------------------------------------------------------
     1         Underwriting Agreement**

     4.1 Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to Registration Statement on Form S-1 filed on April 2, 1992, File No. 33-46922)

     4.2 Certificate of Designations, Preferences and Rights of 5% Cumulative convertible Preferred Stock of the Company (incorporated by reference to Exhibit 3.1(a) to the Company's Quarterly Report on Form 10-Q for the quarter ended September 30,
               2000)

     4.3 Amendment to Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1(b) to the Company's Annual Report on Form 10-K for the year ended December 31, 2002)

     4.4 Certificate of Ownership and Merger (incorporated by reference to Exhibit 3.1(c) to the Company's Annual Report on Form 10-K for the year ended December 31, 2002)

     4.5       Amended and Restated By-laws (incorporated by reference to
               Exhibit 3.2 to the Company's Annual Report on Form 10-K for the year ended December 31, 1993)

     4.6       Form of Indenture**

     4.7       Form of Warrant Agreement*

     4.8 Form of Purchase Contract Agreement, including Form of Security Certificate*

     4.9       Form of Unit Agreement, including Form of Unit Certificate*

     5         Opinion of Wachtell, Lipton, Rosen & Katz**

    12.1       Computation of ratio of earnings to fixed charges**

    12.2 Computation of ratio of earnings to combined fixed charges and preferred stock dividend requirements**

    23.1       Consent of KPMG LLP

    23.2 Consent of Wachtell, Lipton, Rosen & Katz (included in opinion filed as Exhibit 5)**

    24.1       Powers of Attorney (included on signature page hereto)**

    25         Form T-1 Statement of Eligibility of Trustee*

*To be filed as an exhibit to a filing to be incorporated herein by reference. **Filed previously.